EXHIBIT 12.2

CERTIFICATION

I, Stan Abramowitz, Chief Financial Officer, certify that:

1.   I have  reviewed this annual  report on Form 20-F of Consolidated Mercantile Incorporated;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  company's  other   certifying   officer  and  I  are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the company and have:

     a)   Designed  such  disclosure  controls  and  procedures,  or caused such disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the company, including its consolidated subsidiaries,  is made known to us by others  within those  entities,  particularly  during the period in which this report is being prepared;

     b)   Evaluated the effectiveness of the company's  disclosure  controls and procedures  and  presented  in this report our  conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c)   Disclosed in this report any change in the company's  internal control over financial  reporting  that occurred  during the period covered by the annual  report  that has  materially  affected,  or is reasonably likely to materially affect, the company's internal control over financial reporting; and

5.   The company's other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the company's  auditors  and the  audit  committee  of the  company's  board of directors (or persons performing the equivalent functions):

     (a)  All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably likely to adversely affect the company's ability to record, process, summarize and report financial information; and

     (b)  Any fraud, whether or not material,  that involves management or other employees  who  have a  significant  role  in the  company's  internal control over financial reporting.

Date: June 22, 2007
By: /s /STAN ABRAMOWITZ
Stan Abramowitz
Chief Financial Officer
Consolidated Mercantile Incorporated